                           EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Lufkin Industries, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher L. Boone, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 /s/ Christopher L. Boone

Christopher L. Boone
Chief Financial Officer
August 9, 2012

This certification is made solely for the purpose of 18 U.S.C. §1350, and not for any other purpose.